UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2019

Shepherd’s Finance, LLC

(Exact name of registrant as specified in its charter)

Commission File Number: 333-203707

Delaware	36-4608739
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

13241 Bartram Park Blvd., Suite 2401, Jacksonville, Florida 32258

(Address of principal executive offices, including zip code)

(302) 752-2688

(Registrant’s telephone number, including area code)

None.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2). Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01. Changes in Registrant’s Certifying Accountant.

Dismissal of Carr, Riggs & Ingram, LLC

(a) On January 10, 2019, Shepherd’s Finance, LLC (the “Registrant”) notified Carr, Riggs & Ingram, LLC (“CRI”) of its dismissal as the Registrant’s independent registered public accounting firm, effective immediately. The dismissal of CRI was approved by the Audit Committee of the Registrant’s Board of Managers (the “Audit Committee”).

CRI’s audit report on the financial statements of the Registrant for each of the fiscal years ended December 31, 2017 and 2016 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2018 and 2017, and the subsequent interim period through January 10, 2019, there were no (a) disagreements (as that term is used in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to that Item) with CRI on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CRI, would have caused CRI to make reference to the subject matter of the disagreement in its report on the Registrant’s financial statements for such periods, or (b) “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

A copy of this disclosure has been provided to CRI for its review prior to its filing with the Securities and Exchange Commission (the “Commission”) and the Registrant has asked that CRI furnish the Registrant with a letter addressed to the Commission stating whether CRI agrees with the statements contained herein and, if not, stating the respects in which it does not agree. A copy of that letter, dated January 10, 2019, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of Warren Averett

(b) On January 10, 2019, the Audit Committee engaged Warren Averett CPAs and Advisors (“Warren Averett”) as its independent registered public accounting firm, effective immediately.

During the fiscal years ended December 31, 2018 and 2017, and the subsequent interim period through January 10, 2019, neither the Registrant nor anyone on its behalf consulted with Warren Averett regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report nor oral advice was provided to the Registrant that Warren Averett concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act) (there being none).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from Carr, Riggs & Ingram, LLC dated January 10, 2019 to the Securities and Exchange Commission

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shepherd’s Finance, LLC

Date: January 11, 2019	By:	/s/ Daniel M. Wallach
Daniel M. Wallach
Chief Executive Officer and Manager